Exhibit 10.5
AMENDED AND RESTATED SECURITY AGREEMENT
     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) dated as of December 28, 2007, among APPLICA INCORPORATED, a Florida corporation (“Applica”), SALTON, INC., a Delaware corporation (“Parent”), APN HOLDING COMPANY, INC., a Delaware corporation and successor-by-merger to SFP Merger Sub, Inc. (“APN”), APPLICA CONSUMER PRODUCTS, INC., a Florida corporation (“ACP”), APPLICA AMERICAS, INC., a Delaware corporation (“Applica Americas”), HP DELAWARE, INC., a Delaware corporation (“HP Delaware”), HPG LLC, a Delaware limited liability company (“HPG”), APPLICA MEXICO HOLDINGS, INC., a Delaware corporation (“Applica Mexico”), SONEX INTERNATIONAL CORPORATION, a Delaware corporation (“Sonex”), HOME CREATIONS DIRECT LTD., a Delaware corporation (“HCD”), SALTON HOLDINGS, INC., a Delaware corporation (“SHI”), ICEBOX, LLC, an Illinois limited liability company (“Icebox”), TOASTMASTER INC., a Missouri corporation (“Toastmaster”), FAMILY PRODUCTS INC., a Delaware corporation (“Family Products”), ONE:ONE COFFEE LLC, a Delaware limited liability company (“One Coffee”), and SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company (“STL”; Applica, Parent, APN, ACP, Applica Americas, HP Delaware, HPG, Applica Mexico, Sonex, HCD, SHI, Icebox, Toastmaster, Family Products, One Coffee and STL being sometimes referred to herein individually as a “Borrower” and collectively as “Borrowers”), the Guarantors identified below (individually a “Guarantor” and collectively the “Guarantors”); the Guarantors together with the Borrowers, individually an “Loan Party” and collectively the “Loan Parties”); and HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., a Cayman Islands corporation, in its capacity as the administrative and collateral agent for the Lenders (as defined in the Term Loan Agreement (as defined below)) (the Agent and the Lenders being referred to individually as a “Secured Party” and collectively as the “Secured Parties”) (in such capacity, together with its successors in such capacity, the “Agent”).
WITNESSETH:
     WHEREAS, pursuant to that Reimbursement and Senior Secured Credit Agreement, dated as of October 1, 2007 (the “Original Credit Agreement”), by and among Parent, certain Subsidiaries of Parent, the Agent, certain lenders party thereto ( the “Original Lenders”) and certain other parties, the Original Lenders agreed to make loans and certain other financial accommodations to Parent and certain Subsidiaries of Parent if and when the Original Lenders were required to purchase certain other obligations of Parent;
     WHEREAS, Loan Parties, the Agent, the Lenders party thereto and certain other parties have agreed to amend and restate the Original Credit Agreement pursuant to a certain Term Loan Agreement dated as of the date hereof (together with all annexes, exhibits and schedules thereto, as from time to time amended, restated, modified or supplemented the “Term Loan Agreement”) and pursuant to the terms thereof the Lenders have agreed to make loans to or for the benefit of Borrowers upon the terms and conditions set forth therein;

     WHEREAS, certain of the Loan Parties and Agent entered into a certain Security Agreement dated as of October 1, 2007 (the “Original Security Agreement”), pursuant to which, among other things, each such Loan Party granted to Agent, for its benefit and the ratable benefit of the Original Lenders to the Original Credit Agreement a security interest in and Lien upon all or substantially all of the property of each such Loan Party as described therein;
     WHEREAS, in order to induce Agent and Lenders to extend credit to Borrowers (which inure to the direct and indirect benefit of Guarantors) under the Term Loan Agreement, Loan Parties are willing to amend and restate the Original Security Agreement so that, as so amended and restated, it shall read as hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. DEFINITIONS; RULES OF CONSTRUCTION.
          (a) As used herein, the following terms shall have the following meanings given to them (terms defined in the singular to have the same meaning when used in the plural and vice versa):
          “Account” shall have the meaning given to the term “account” in the UCC and shall include any right to payment for the sale or lease of Goods or rendition of services, whether or not they have been earned by performance.
          “Cash Equivalents” shall mean investments in (i) marketable direct obligations issued or unconditionally guaranteed by the government of the United States or Canada and backed by the full faith and credit of such government; (ii) marketable obligations issued by any state of the United States or any local government or other political subdivision thereof; (iii) domestic certificates of deposit and time deposits, bankers’ acceptances and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States or Canada, any state of the United States or the District of Columbia or any province or territory of Canada; (iv) repurchase obligations for underlying securities of the types described in clauses (i), (ii) and (iii); (v) commercial paper; and (vi) shares of any money market fund.
          “Chattel Paper” means all of a Loan Party’s now owned or hereafter acquired “chattel paper,” as defined in the UCC, including Electronic Chattel Paper.
          “Collateral” has the meaning ascribed thereto in Section 2 below.
          “Commercial Tort Claim” shall have the meaning given to the term “commercial tort claim” in the UCC.

          “Deposit Account” shall have the meaning given to the term “deposit account” in the UCC.
          “Deposit Accounts Collateral” shall mean Deposit Accounts (and any associated lockboxes) maintained by any Loan Party for the purpose of depositing proceeds of Collateral pursuant to the Loan Documents or disbursing the proceeds of Loans made by Lenders pursuant to the Loan Documents. For the avoidance of doubt, all Dominion Accounts shall constitute Deposit Accounts Collateral.
          “Document” shall have the meaning given to the term “document” in the UCC and shall include, for each Loan Party, all of such Loan Party’s bills-of-lading, warehouse receipts or other documents of title.
          “Dominion Account” shall mean each Blocked Account and any other special deposit account established and maintained by a Loan Party at Bank or one of Bank’s Affiliates or another bank selected by such Loan Party, but acceptable to Agent in its sole discretion, and over which Agent shall have a perfected security interest in and exclusive access and control for withdrawal purposes to the extent provided in Section 7.32 of the Term Loan Agreement.
          “Electronic Chattel Paper” shall have the meaning given to the term “electronic chattel paper” in the UCC.
          “Equipment” shall have the meaning given to “equipment” in the UCC and shall include, for each Loan Party, all machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory) of such Loan Party, including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as all of such types of property leased by such Loan Party and all of such Loan Party’s rights and interests with respect thereto under such leases (including options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.
          “General Intangible” shall have the meaning given to the term “general intangible” in the UCC and shall include, for each Loan Party, all of choses in action (other than as against Agent, Bank or any Lender in connection with the Loan Documents) and causes of action and all other intangible personal property of such Loan Party of every kind and nature (other than Accounts), including all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, tax refund claims, any funds which may become due to such Loan Party in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Loan Party from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Loan Party is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Loan Party.
          “Goods” shall have the meaning given to the term “goods” in the UCC. The term “goods” shall include Inventory.
          “Instrument” shall have the meaning given to the term “instrument” in the UCC.
          “Inventory” shall have the meaning given to the term “inventory” in the UCC and shall include, for each Loan Party, all inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned, rejected or repossessed goods, all raw materials, work-in-process, finished goods (including embedded Software), labels, samples and other materials and supplies of any kind, nature or description which are used or consumed in such Loan Party’s business or used in connection with the packing, shipping, advertising, promoting, selling or finishing of such goods or merchandise, and all documents of title or other Documents representing such goods.
          “Investment Property” shall have the meaning given to the term “investment property” in the UCC and shall include, for each Loan Party, all (a) securities, whether certificated or uncertificated, (b) securities entitlements, (c) securities accounts, (d) commodity contracts, and (e) commodity accounts of such Loan Party.
          “Letter-of-Credit Right” shall have the meaning given to the term “letter-of-credit right” in the UCC and shall include, for each Loan Party, rights to payment or performance under a letter of credit, whether or not such Loan Party, as beneficiary, has demanded or is entitled to demand payment or performance (other than any letter of credit issued for the account of such Loan Party pursuant to the Additional Debt Documents).
          “Payment Account” means each bank account established pursuant to this Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or as Loan Party, as the Agent may determine, on terms acceptable to the Agent.
          “Payment Intangible” shall have the meaning given to the term “payment intangible” in the UCC.

          “Proprietary Rights” means, for each Loan Party, such Loan Party’s now owned and hereafter arising or acquired licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing; provided, however, the foregoing definition shall not include any “intent-to-use” based trademark applications until such time as an amendment to allege use or a statement of use has been filed with the United States Patent and Trademark Office.
          “Receivable Records” shall mean all records and documents evidencing or relating to any of the Receivables, including invoices, purchase orders, delivery receipts, waybills, payment records, receivable agings and other like documents, whether or not in written or electronic format or in any other medium.
          “Receivables” shall mean (i) all Accounts (and related Supporting Obligations) and (ii) all other rights to payment arising from services rendered or from the sale, lease, use or other disposition of Inventory or Documents, whether such rights to payment constitute Payment Intangibles, Letter-of-Credit Rights, Supporting Obligations or any other classification of property, or are evidenced in whole or in part by Instruments, Chattel Paper or Documents.
          “Software” shall have the meaning given to the term “software” in the UCC, including all computer programs and all supporting information provided in connection with a transaction related to any program.
          “Supporting Obligation” shall have the meaning given to the term “supporting obligation” in the UCC.
          “UCC” means the Uniform Commercial Code (or any successor statute), as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.
          “Uniform Commercial Code Jurisdiction” means any jurisdiction that has adopted “Revised Article 9” of the UCC on or after July 1, 2001.
          All other capitalized terms used but not otherwise defined in this Agreement (including the Recitals hereto) have the meanings given to them in the Term Loan Agreement or in Annex A thereto. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.
          (b) As used herein, the terms, “herein,” “hereof;” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. All references to statutes shall include all related rules and implementing regulations and any amendments of same and any successors statutes, rules and regulations; to any agreement, instrument or other document (including any of the Loan Documents) shall include any and all modifications and supplements thereto and any and all restatement, extensions or renewals thereof; and to “including” and “include” shall be understood to mean “including, without limitation” (and, for purposes of this Agreement, the parties agreed that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned).
     2. GRANT OF SECURITY INTERESTS.
          (a) To secure the payment and performance of all Obligations (as defined in the Term Loan Agreement), including the Term Loan, all indemnification obligations under the Loan Documents and all liabilities and obligations of each Guarantor under its Guaranty, each Loan Party hereby grants and re-grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in, Lien on, assignment of and right of set-off against, all of such Loan Party’s right, title or interest in or to all of the following types and items of property of such Loan Party, whether now owned or existing or hereafter created, acquired or arising and wherever located:
               (i) all Receivables, and all contracts out of which any Receivable has arisen and all rights under each such contract;
               (ii) all Goods, including, without limitation, all Equipment and Inventory;
               (iii) all Chattel Paper;
               (iv) all Documents, including, without limitation, all contracts, documents of title and other Documents that evidence ownership of or right to receive or possess, or that otherwise relate to, any Inventory, including, without limitation, relating to the acquisition or sale or other disposition of Inventory;
               (v) all rights of an unpaid vendor with respect to Inventory;
               (vi) all tax refunds and claims for tax refunds;
               (vii) all Instruments;
               (viii) all Supporting Obligations;
               (ix) all General Intangibles (including, without limitation, Payment Intangibles and Software and warranties of title);
               (x) all Letter-of-Credit Rights;
               (xi) all Investment Property;

               (xii) all money, cash, Cash Equivalents, securities and other property of any kind of any Loan Party held directly or indirectly by Agent or any other Secured Party;
               (xiii) all Deposit Accounts and Deposit Account Collateral, credits, and balances with the Agent or any other Secured Party or any of their Affiliates or any other financial institution with which any Loan Party maintains deposits, including any Payment Accounts;
               (xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;
               (xv) the Commercial Tort Claims in which a Loan Party is a plaintiff and which are described in Schedule IV attached hereto; and
               (xvi) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.
          All of the foregoing, together with, all equity interests in Subsidiaries to the extent pledged to Agent and all other property of any Loan Party in which Agent or any other Secured Party may at any time be granted a Lien as security for the Obligations, are herein collectively referred to as the “Collateral”; provided, however, that the Collateral shall not include any rights or interests of a Loan Party in any contract or license if under the terms of such contract, or any applicable law with respect to such contract or license, the valid grant of a security interest therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract or license has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, further, that the foregoing exclusion shall in no way be interpreted (i) to apply if any such prohibition is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law or (ii) so as to limit, impair or otherwise affect Agent’s unconditional continuing security interest in and Lien upon any rights or interests of such Loan Party in or to monies due or to become due under any such contract (including any Accounts).
          (b) For the avoidance of doubt, the security interests granted by Loan Parties in favor of Agent, for the benefit of the Secured Parties, pursuant to this Agreement shall be in addition to, and not in lieu of, any other security interest or Lien granted by any Loan Party in favor of any Secured Party pursuant to any of the other Loan Documents.
          (c) All of the Obligations shall be secured by all of the Collateral.

     3. PERFECTION AND PROTECTION OF SECURITY INTEREST.
          (a) Loan Parties shall, at their expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent’s Liens, including: (i) filing and recording financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, unless the Additional Debt Agent shall have obtained a Collateral Access Agreement (as defined in the Additional Debt Documents) or Imported Inventory Agreement (as defined in the Additional Debt Documents) from any applicable warehouseman, and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iii) upon the occurrence of an Event of Default, and if so requested by the Agent, transferring Inventory to warehouses or other locations designated by the Agent; (iv) placing notations on each Loan Party’s books of account to disclose the validity, perfection and priority of Agent’s security interest; and (v) taking such other steps as are deemed reasonably necessary by the Agent to maintain and protect the Agent’s Liens.
          (b) Promptly after the Agent’s request therefor, Loan Parties shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock powers executed in blank), Chattel Paper and Instruments.
          (c) Loan Parties shall, in accordance with the terms of the Term Loan Agreement, obtain or use their commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees.
          (d) If required by the terms of the Term Loan Agreement and not waived by Agent in writing (which waiver may be revoked), Loan Parties shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, commodities intermediary or other Person issuing or holding any Cash Equivalents constituting Collateral to or for any Loan Party.
          (e) If a Loan Party is or becomes the beneficiary of a letter of credit (other than those issued for the account of a Loan Party pursuant to the Additional Debt Documents), such Loan Party shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights that constitute Collateral, assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.
          (f) Loan Parties shall take all steps necessary to grant the Agent control of all Electronic Chattel Paper in accordance with the UCC and all “transferable records” (as defined in the Uniform Electronic Transactions Act) in each case to the extent constituting Collateral.

          (g) Each Loan Party hereby irrevocably authorizes Agent at any time and from time to time during the term of the Term Loan Agreement to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Loan Party or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Loan Party is an organization, the type of organization and any organization identification number issued to such Loan Party, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Loan Parties agree to furnish any such information to Agent promptly upon written request. Each Loan Party also ratifies its authorization for Agent to have filed in any Uniform Commercial Code Jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
          (h) Each Loan Party shall promptly notify Agent of any Commercial Tort Claim constituting Collateral acquired by it and, unless otherwise consented in writing by Agent, such Loan Party shall enter into a supplement to this Agreement, granting to Agent a security interest in such Commercial Tort Claim.
          (i) From time to time, Loan Parties shall, upon Agent’s written request, execute and deliver confirmatory written instruments pledging to Agent, for the benefit of Agent and the other Secured Parties, the Collateral, but Loan Parties’ failure to do so shall not affect or limit any security interest or any other Liens or rights of Agent or any other Secured Party in and to the Collateral. So long as the Term Loan Agreement is in effect and until all Obligations have been fully satisfied and the Commitments have been terminated, Agent’s security interests and other Liens, for the benefit of the Secured Parties, shall continue in full force and effect in all Collateral.
          (j) Except as otherwise expressly permitted under the Term Loan Agreement, Loan Party shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without executing all necessary documents, instruments, financing statements, amendments thereto, assignments and/or other writings as Agent may reasonably request to protect or enforce Agent’s and the other Secured Parties’ security interest in the Collateral.
          (k) Each Loan Party acknowledges that it is not authorized to file any amendment or termination statement with respect to any UCC-1 financing statement filed pursuant to the Loan Documents without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to the rights of Loan Parties under Section 9-509(d)(2) of the UCC. All UCC-1 financing statements heretofore filed with respect any of the Collateral under the Original Security Agreement shall continue in full force and effect.

          (l) No Loan Party shall enter into any contract that restricts or prohibits the grant to Agent of a security interest in Accounts, Chattel Paper, Instruments or Payment Intangibles or the proceeds of the foregoing.
     4. LOCATION OF COLLATERAL.
          Each Loan Party represents and warrants to Agent and the other Secured Parties that: (A) Schedule I is a correct and complete list, for each Loan Party, of the location of the chief executive office, books and records, and Collateral (other than In-Transit Inventory (as defined in the Additional Debt Documents) of such Loan Party, and the locations of all of the other places of business of such Loan Party; and (B) Schedule I correctly identifies any of such facilities and locations that are not owned by a Loan Party and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Loan Party agrees that it will not (i) maintain any Collateral (other than In-Transit Inventory) at any location other than those locations listed for such Loan Party on Schedule I, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule I, unless it gives the Agent at least thirty (30) days prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith.
     5. JURISDICTION OF ORGANIZATION.
          As to each Loan Party, Schedule II hereto identifies such Loan Party’s name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Loan Party (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Loan Party’s state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Loan Party is incorporated or organized.
     6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL.
          Each Loan Party represents and warrants to the Agent and the other Secured Parties that each Loan Party has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens and agrees that the Agent’s Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (a), (c), (d), (g), (i) or (j) of the definition of Permitted Liens (and, in the case of clause (i), to the extent such Liens were filed prior to December 28, 2001 for those Liens identified in Schedule A-1 to the Term Loan Agreement) and in the case of clause (j), to the extent the priority of such Liens is consistent with that provided in the Additional Debt Intercreditor Agreement, to the extent then in effect; and (c) each Loan Party will use, store, and maintain the Collateral, for the benefit of the Secured Parties, with all reasonable care and will use such Collateral for lawful purposes only.

     7. RESERVED.
     8. INVENTORY; PERPETUAL INVENTORY.
          Each Loan Party represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that all of the Inventory owned by Loan Parties is and will be held for sale or lease, or is and will be furnished in connection with the rendition of services, in the ordinary course of a Loan Party’s business, and is and will be fit for such purposes. Each Loan Party agrees that all Inventory produced by it in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938 and all rules, regulations, and orders thereunder. Loan Parties will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as Agent requests in writing. Each Loan Party will maintain a perpetual inventory reporting system at all times.
     9. EQUIPMENT.
          Loan Parties shall promptly inform Agent of any material additions to or deletions from the Equipment. Loan Parties shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property Agent does not have a Lien.
     10. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER.
          Each Loan Party represents and warrants to Agent and the other Secured Parties that (a) all material Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all Goods evidenced by such Documents, Instruments, Letter-of-Credit Rights and Chattel Paper are and will be owned by a Loan Party, free and clear of all Liens other than Permitted Liens.
     11. VOTING OF INVESTMENT PROPERTY.
          (a) Until Agent shall have delivered a notice contemplated by clause (b) below, each Loan Party shall be entitled to vote or consent with respect to the Investment Property owned by it in any manner not inconsistent with the terms of any Loan Document, and Agent will, if so requested, execute appropriate revocable proxies therefor.
          (b) Upon the occurrence and during the continuance of an Event of Default, if and to the extent that Agent shall so notify in writing the Loan Party pledging the Investment Property in question, only Agent shall be entitled to vote or consent or take any other action with respect to such Investment Property (and such Loan Party will, if so requested, execute appropriate proxies therefor).

     12. POWER OF ATTORNEY.
          Each Loan Party hereby appoints the Agent and the Agent’s designee as such Loan Party’s attorney, with power: (a) to endorse such Loan Party’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any other Secured Party’s possession; (b) to sign such Loan Party’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Loan Party’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to Loan Parties; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) upon the occurrence and during the continuance of an Event of Default, to complete in such Loan Party’s name or the Agent’s name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Loan Party’s name, the Agent’s name or the name of the Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Loan Party’s name for such purpose; (g) to the extent that a Loan Party’s authorization given in Section 3(g) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, with or without such Loan Party’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Loan Party’s name such financing statements and amendments thereto and continuation statements which may require such Loan Party’s signature; and (h) to do all things necessary to carry out the Term Loan Agreement and this Agreement. Each Loan Party ratifies and approves all actions of such attorney taken in accordance with the terms hereof and the Term Loan Agreement. None of the Secured Parties or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Term Loan Agreement and Commitments thereunder have been terminated and the Obligations have been paid finally and in full.
     13. THE AGENT’S AND SECURED PARTIES’ RIGHTS, DUTIES AND LIABILITIES.
          (a) Loan Parties assume all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any other Secured Party to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Borrowers or any other Loan Party from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from Loan Parties, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Loan Party for the Obligations or under any Loan Document or any other agreement now or hereafter existing between the Agent and/or any other Secured Party and the Borrowers and any other Loan Party, provided, however, that any amounts received pursuant to any actions taken pursuant to this Section 13(a) shall be credited, net of costs of collection, to the Obligations in accordance with the terms of the Term Loan Agreement.
          (b) It is expressly agreed by Loan Parties that, anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each of its contracts and each of its licenses (to the extent such contracts and licenses remain in effect) to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any other Secured Party shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by Agent or any other Secured Party of any payment relating to any contract or license pursuant hereto, except where Agent has expressly agreed in writing otherwise. Neither Agent nor any other Secured Party shall be required or obligated in any manner to perform or fulfill any of the obligations of any Loan Party under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
          (c) Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to Loan Parties, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Secured Parties. Upon the request of Agent, each Loan Party shall so notify their respective Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Loan Parties shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.
          (d) Agent may at any time, in Agent’s own name or in the name of a Loan Party, communicate with Account Debtors, parties to contracts and Loan Parties in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount and terms of Accounts, Payment Intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, Loan Parties, at their own expense, shall cause the independent certified public accountants then engaged by such Loan Parties to prepare and deliver to Agent and each Lender at any time and from time to time, promptly upon Agent’s request, the following reports with respect to each Loan Party: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Loan Parties, at their own expense, shall deliver to Agent the results of each physical verification, if any, which any Loan Party may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.
     14. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.
          (a) Loan Parties do not have any interest in, or title to, any issued patent, registered trademark or copyright except as set forth in Schedule III hereto. This Agreement is effective to create a valid and continuing Lien on and, upon filing of notifications of Agent’s Liens with the United States Patent and Trademark Office, perfected Liens in favor of Agent with respect to each Loan Party’s issued patents and registered trademarks and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from Loan Parties. Upon filing of notifications of Agent’s Liens with the United States Patent and Trademark Office and the filing of appropriate financing statements, all actions necessary or desirable to protect and perfect Agent’s Lien on the issued patents or registered trademarks of each Loan Party shall have been duly taken.
          (b) The applicable Loan Party shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any patent or trademark (now or hereafter existing) may become abandoned or dedicated, or subject to any adverse determination (including such determination in the United States Patent and Trademark Office or any court) regarding a Loan Party’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.
          (c) Within forty-five (45) days after the last day of each Fiscal Quarter of Loan Parties, Loan Parties shall deliver to the Agent a schedule setting forth all material applications for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and, upon request of Agent, Loan Parties shall execute and deliver any and all patent and trademark security agreements and all copyright security agreements as Agent may request to evidence Agent’s Lien on such patents, trademarks or copyrights, and the General Intangibles of any Loan Party relating thereto or represented thereby.
          (d) Loan Parties shall take all actions reasonably necessary to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights material to the conduct of a Loan Party’s business or operations (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Loan Parties shall determine that such patent, trademark or copyright is not material to the conduct of a Loan Party’s business.

          (e) In the event that any of the patent, trademark or copyright Collateral material to the conduct of a Loan Party’s business or operations is infringed upon, or misappropriated or diluted by a third party, Loan Parties shall notify Agent promptly after any Loan Party learns thereof. Each Loan Party shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of such Loan Party’s business or operations, promptly attempt to negotiate with such infringing party or sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and, upon the occurrence and during the continuance of an Event of Default, shall take such other actions as Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.
     15. INDEMNIFICATION.
          In any suit, proceeding or action brought by Agent or any other Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Loan Parties, jointly and severally, will save, indemnify and keep Agent and the other Secured Parties harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by a Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such Loan Party or its successors from a Loan Party, except in the case of Agent or any other Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such other Secured Party as finally determined by a court of competent jurisdiction. All such obligations of Loan Parties shall be and remain enforceable against and only against Loan Parties and shall not be enforceable against Agent or any other Secured Party.
     16. [RESERVED].
     17. NOTICE REGARDING COLLATERAL.
          Loan Parties will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or material claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.
     18. REMEDIES; RIGHTS UPON DEFAULT.
          (a) In addition to all other rights and remedies granted to it under this Agreement, the Term Loan Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Loan Parties expressly agree that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon a Loan Party or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of any Loan Party where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving a Loan Party or any other Person notice and opportunity for a hearing on Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any other Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Loan Party hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on the premises of any Loan Party or elsewhere and shall have the right to use any Loan Party’s premises without charge for such time or times as Agent deems necessary or advisable.
          (b) Upon the occurrence and during the continuance of an Event of Default, each Loan Party further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and Loan Parties, whether at a Loan Party’s premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Loan Party to maintain or preserve the rights of a Loan Party as against third parties with respect to Collateral while Collateral is in the possession of Agent. Upon the occurrence and during the continuance of an Event of Default, Agent may, if it so elects, seek the appointment of one or more receivers or other custodians to take possession of any or all of the Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and the other Secured Parties) with respect to any such appointment without prior notice or hearing as to any such appointment. Upon the occurrence and during the continuance of an Event of Default, Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Term Loan Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Loan Parties. Upon the occurrence and during the continuance of an Event of Default, to the maximum extent permitted by applicable law, each Loan Party waives all claims, damages, and demands against Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such other Secured Party as finally determined by a court of competent jurisdiction. Each Loan Party agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Loan Parties shall remain jointly and severally liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including reasonable attorneys’ fees or other expenses incurred by Agent or any other Secured Party to collect such deficiency.
          (c) Except as otherwise specifically provided herein, each Loan Party hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.
          (d) The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys’ fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations in accordance with the terms of the Term Loan Agreement. Each Loan Party shall be liable to Agent and the other Secured Parties and shall pay to Agent and the other Secured Parties, on demand, any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. Agent shall remit to such Loan Parties or other Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 23(f) hereof.
          (e) If an Event of Default under the Term Loan Agreement has occurred and is continuing: (i) Agent shall have for the benefit of the Secured Parties, in addition to all other rights of Agent and the other Secured Parties, the rights and remedies of a secured party under the Loan Documents and the UCC; and (ii) Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as Agent deems advisable, in its sole discretion, and may, if Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Loan Party agrees that any notice by Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to each Loan Party if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) days prior to such action to ACP’s address specified in or pursuant to Section 14.8 of the Term Loan Agreement. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until Agent or the other Secured Parties receive payment, and if the buyer defaults in payment, Agent may resell the Collateral without further notice to the Loan Parties. Agent is hereby granted a license or other right to use, without charge, each Loan Party’s labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Loan Party’s rights under all licenses and all franchise agreements shall inure to Agent’s benefit for such purpose.

     19. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.
          For the purpose of enabling the Agent to exercise rights and remedies under Section 18 hereof (including, without limiting the terms of Section 18 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral), solely for such purpose and solely during such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Loan Party hereby grants to Agent, for the benefit of Agent and the other Secured Parties, a nonexclusive license (which shall be irrevocable for so long as any Obligations remain outstanding and which shall be exercisable without payment of royalty or other compensation to Loan Parties or any other Person) to use, license or sublicense any intellectual property now owned or hereafter acquired by a Loan Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
     20. LIMITATION ON AGENT’S AND SECURED PARTIES’ DUTY IN RESPECT OF COLLATERAL.
          The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.
     21. AMENDMENT AND RESTATEMENT
          This Agreement amends and restates the Original Security Agreement and is not intended to create or result in a novation or accord and satisfaction. The terms of the Original Security Agreement, together with all rights, duties, remedies and covenants thereunder and the grant of each security interest thereunder, shall continue in full force and effect in this Agreement, which shall constitute the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement is intended to confirm and continue in favor of Agent and the other Secured Parties the security interests granted pursuant to the Original Security Agreement in the “Collateral” described therein, all of which security interests shall continue in full force and effect pursuant to this Agreement, and this Agreement is not intended to grant a new security interest in any Collateral with respect to which a security interest was previously granted by Loan Parties pursuant to the Original Security Agreement. If and to the extent that any types or items of property included within the definition of “Collateral” as defined in this Agreement is broader or more expansive than the description of “Collateral” as defined in the Original Security

Agreement or the Collateral as described herein includes property in which a Loan Party had not previously granted a security interest to Agent under the Original Security Agreement, then this Agreement shall grant a new security interest in such additional types or items of property.
     22. DELIVERY OF COLLATERAL; ADDITIONAL DEBT INTERCREDITOR AGREEMENT.
          Notwithstanding anything to the contrary set forth herein, to the extent that Agent’s security interest in any tangible Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments granted hereunder is perfected in favor of, or for the benefit of, Agent by the delivery of any such Collateral to another Person pursuant to Section 10 of the Additional Debt Intercreditor Agreement, then for so long as such perfection is maintained thereunder, and such Additional Debt Intercreditor Agreement remains in effect, no separate delivery to Agent of such Collateral shall be required hereunder. In addition to the foregoing, all terms, conditions and provisions of the Agreement shall be subject to the Additional Debt Intercreditor Agreement, so long as the Additional Debt Intercreditor Agreement remains in effect, and in the event that any of the terms or provisions of this Agreement conflict with the terms or provisions of the Additional Debt Intercreditor Agreement, (and at such time the Additional Debt Intercreditor Agreement remains in effect), then the terms and provisions of the Additional Debt Intercreditor Agreement shall control pursuant to Section 21 of the Additional Debt Intercreditor Agreement.
     23. MISCELLANEOUS.
          (a) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Borrower or any other Loan Party for liquidation or reorganization, should a Borrower or any other Loan Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
          (b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Term Loan Agreement and in Section 18(e) hereof.

          (c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Term Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Loan Parties with respect to the matters referred to herein and therein.
          (d) No Waiver; Cumulative Remedies. Neither the Agent nor any other Secured Party shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any other Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Loan Parties.
          (e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling in accordance with Section 23(c) above.
          (f) Termination of this Agreement. Subject to Section 23(a) hereof, this Agreement shall terminate upon the termination of all Commitments and the payment in full of all other Obligations (other than contingent Obligations for indemnification as to which no claim has been asserted and to the extent necessary to satisfy the requirements of the last sentence of Section 18(d) hereof). Notwithstanding any termination of this Agreement, such termination shall not operate to terminate any indemnification obligation of any Loan Party under this Agreement or any of the other Loan Documents, all of which indemnification obligations shall survive any such termination.
          (g) Successors and Assigns. This Agreement shall be binding upon Loan Parties and their respective successors and assigns and shall inure to the benefit of the Agent and the other Secured Parties (including each Person who hereafter becomes a

Lender under the Term Loan Agreement) and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or any instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interests and Liens granted hereunder to the Agent, for the benefit of the Agent and the other Secured Parties. No Loan Party may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.
          (h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, including facsimile copies, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.
          (i) Release. At the request and sole expense of any Loan Party following any termination of this Agreement as set forth in Section 23(f) of this Agreement, the Secured Parties shall deliver to such Loan Party any Collateral held by the Secured Parties hereunder and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.
          If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party to a Person other than a Loan Party in a transaction expressly permitted by the Term Loan Agreement, the Secured Parties, at the request and sole expense of such Loan Party, shall execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided, that Loan Parties shall have delivered to the Secured Parties at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Loan Parties stating that such transaction has satisfied the conditions of, and is otherwise in compliance with, the Term Loan Agreement and the other Loan Documents.
          Upon the written request and at the sole expense of a Loan Party, Agent shall release such Loan Party from its obligations hereunder in the event that all the capital stock of such Loan Party has been sold, transferred or otherwise disposed of to a person other than another Loan Party pursuant to a transaction permitted by the Credit Agreement. Notwithstanding any such release of a Loan Party from this Agreement, unless otherwise agreed to by Agent in writing, all of the indemnification provisions of this Agreement and the other Loan Documents shall survive and continue in full force and effect with respect to such Loan Party.
          (j) Governing Law; Forum; Service of Process. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED

IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH LOAN PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN STATES OF NEW YORK, FLORIDA OR GEORGIA SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN LOAN PARTIES, AGENT AND THE OTHER SECURED PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, THE OTHER SECURED PARTIES AND LOAN PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATES OF NEW YORK, FLORIDA OR GEORGIA AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR ANY OTHER SECURED PARTY. EACH LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH LOAN PARTY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO LOAN PARTIES AT THE ADDRESS FOR BORROWER AGENT SET FORTH IN THE TERM LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. EACH LOAN PARTY HEREBY IRREVOCABLY DESIGNATES AND APPOINTS BORROWER AGENT AS SUCH LOAN PARTY’S AGENT FOR SERVICE OF PROCESS IN ANY ACTION, SUIT OR OTHER PROCEEDING INITIATED BY AGENT OR ANY OTHER SECURED PARTY AGAINST SUCH LOAN PARTY.
          (k) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF

THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, THE OTHER SECURED PARTIES, AND LOAN PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.
          (l) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
          (m) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
          (n) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement, and specifically, the provisions of Section 23(i) and Section 23(j) hereof, with its counsel.
          (o) Benefit of Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of Agent, Lenders and the other Secured Parties, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Term Loan Agreement.
[Signatures commence on following page]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BORROWERS: APPLICA INCORPORATED, a Florida corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	CEO and President

SALTON, INC., a Delaware corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	CEO and President

APPLICA CONSUMER PRODUCTS, INC., a Florida corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	CEO and President

APN HOLDING COMPANY, INC., a Delaware corporation (and successor-by-merger to SFP Merger Sub, Inc.)
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	CEO and President

APPLICA AMERICAS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HP DELAWARE, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HPG LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

APPLICA MEXICO HOLDINGS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SONEX INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

HOME CREATIONS DIRECT LTD., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON HOLDINGS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ICEBOX, LLC, an Illinois limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

TOASTMASTER INC., a Missouri corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

FAMILY PRODUCTS INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

ONE:ONE COFFEE LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Corporate Secretary

AGENT: HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., as Agent

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President-General Counsel & Secretary